CITI ONE - ON - ONE MIDSTREAM / ENERGY INFRASTRUCTURE CONFERENCE AUGUST 18 - 19, 2021

Safe Harbor Statement 2 This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward - looking statements” under the securities laws. These forward - looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward - looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends, ” “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward - looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward - looking statements. Forward - looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many of the factors that will determine these results are beyond our ability to control or accurately predict. Such assumptions, risks, uncertainties and other factors include, but are not limited to, the following: risks related to the Spin - Off, including that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third - party operators, processors, transporters and gatherers; changes in expected production from Indigo Minerals, LLC and/or its affiliates, Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID - 19 pandemic and the economic effects of the pandemic; interest rates; labor relations; large customer defaults; changes in the availability and cost of capital; changes in tax status; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third - party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin - Off as a tax - free distribution; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and our dependence on DTE Energy to provide us with certain services following the Spin - Off. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward - looking statements, see the discussion under the section entitled “Risk Factors” in our registration statement on Form 10 and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward - looking statement, you should not put undue reliance on any forward - looking statements. Any forward - looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward - looking statements, whether as a result of new information, subsequent events, changes in assumptions or otherwise, unless required by law.

Investment thesis 1. Definition of adjusted EBITDA (non - GAAP) included in the appendix 3 Mature environmental, social and governance leadership Established ESG program transitioned from DTE C - Corp governance Progressive environmental posture Stable balance sheet with low leverage No significant debt maturities for 7 years Self - funded capital program Targeting debt / adjusted EBITDA 1 under 4x Predictable, robust contracted cash flows Strong cash flow Long - term contracts Sizable take - or - pay commitments Integrated assets in world class dry gas basins serving key markets Appalachia / Haynesville dry gas focus Integrated asset footprint Wellhead to market service

Integrated assets in world class basins

Integrated platform in the leading dry gas formations serving growing demand markets 5 Pipeline segment connects world - class basins to high - quality markets • 900 miles of FERC - regulated interstate pipelines that have interconnections with multiple interstate pipelines and LDCs • Gas storage assets with 94 Bcf of capacity • 290 miles of intrastate lateral pipelines • Modern pipeline assets requiring limited maintenance capital Gathering segment serves the fastest growing dry - gas basins in North America • Dry gas gathering assets serving growing gas production in the premier, low - cost production areas of the Marcellus / Utica and Haynesville • Over 1,000 miles of pipe, 113 compressor units with 234,000 horsepower and 4.3 Bcf of dehydration and treating capacity Mid - Atlantic & LNG Eastern Canada Northeast Midwest Southeast Gulf Coast Haynesville Marcellus / Utica

65% 31% 4% 41% 19% 34% 6% 48% 52% Diversified earnings contributions from the best dry gas basins and strong markets 1. Definition of adjusted EBITDA (non - GAAP) included in the appendix 6 Q2 2021 adjusted EBITDA by demand area Q2 2021 adjusted EBITDA 1 by segment Q2 2021 adjusted EBITDA by supply area Pipeline and Other Gathering Gulf Coast Midwest Northeast & Mid - Atlantic Eastern Canada Marcellus / Utica Haynesville Michigan Operations

Key demand markets feature positive long - term growth outlooks 1. Gulf Coast represents TX, LA, FL, MS and FL 2. Includes residential, commercial, Mexican exports, fuel and transport 3. Northeast and Mid - Atlantic represents total demand in DC, MD, NY, PA, VA and WV 4. Eastern Canada represents Ontario Source: Wood Mackenzie 7 Demand growth is driven by the industrial sector and LNG exports Demand growth is driven primarily by growth in gas - fired power generation and industrial load Demand growth is driven by increased industrial usage and other industry fuel and transport demand Demand growth is driven primarily by growth in gas - fired power generation 8.6 17.5 11.8 10.9 9.5 11.7 11.6 14.5 2021 2030 3.5 4.7 5.6 6.2 8.4 8.6 2021 2030 4 3.5 1.3 1.6 5.7 6.2 2021 2030 0.3 0.5 0.7 0.7 1.6 1.6 2021 2030 41.5 54.6 31% 17.5 19.5 11.0 11.3 2.6 2.8 Power LNG exports Industrial Other 2 Gulf Coast demand 1 (Bcf/d) Midwest demand (Bcf/d) Northeast and Mid - Atlantic demand 3 (Bcf/d) Eastern Canada demand 4 (Bcf/d) 11% 3% 8%

Currently the most active dry gas basins, Appalachia and Haynesville are expected to supply the majority of US gas by 2035 1. Rig count data as of 8/13/2021 Sources: Wood Mackenzie, Baker Hughes 8 US Lower 48 current dry gas rig count 1 0 10 20 30 40 50 60 70 80 90 100 110 120 2035 2025 2020 2030 US Lower 48 Supply Forecast, (Bcf/d) Marcellus Other Utica Haynesville Permian ~26% ~23% ~17% ~26% ~8% ~51% of anticipated US supply % of 2035 Total Supply 29 45 17 11 Haynesville Appalachia 40 Other dry gas basins ~85% of dry gas rigs located in DTM basins Utica Marcellus DTM basins

0 2 4 6 8 10 12 14 2016 2017 2018 2019 2020 2021 0 2 4 6 8 10 12 14 2011 2013 2015 2017 2019 2021 Haynesville production and area LNG exports are both at historic highs 1. Rig count data as of 8/13/2021 Sources: S&P Global Platts, Baker Hughes 9 US LNG export feedgas Haynesville production (Bcf/d) 45 rigs currently running - most among dry gas basins 1 ~10.5 Bcf/d YTD 2021 average

Haynesville assets are well positioned to deliver wellhead supply to LNG export and Gulf Coast markets 1. Interconnects with Transco, Cameron, Creole Trail and TETCO 2. Includes Sabine Pass, Cameron, Calcasieu Pass, Golden Pass and Driftwood LNG Source: Wood Mackenzie 10 LEAP Gathering Lateral Pipeline LNG corridor Bridging the gap between the world class Haynesville basin and growing Gulf Coast and global demand markets • Blue Union / LEAP can be efficiently expanded • LEAP is a 36” 1.0 Bcf/d regional gathering pipeline providing wellhead to market service – Access to the increasingly liquid Gillis Hub – 2.5 Bcf/d of downstream interconnectivity 1 Gillis Hub 0 3 6 9 12 15 2021 2022 2023 2025 2024 2028 2026 2027 2029 2030 LNG export capacity that can be served via Blue Union/LEAP 2 ~8 Bcf/d of new LNG capacity being added in the region

Predictable cash flows supported by strong balance sheet

Consistent track record of successful organic development and acquisitions 1. Definition and reconciliation of adjusted EBITDA (non - GAAP) to net income included in the appendix 12 $82 $710 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 x Washington 10 expansion x Millennium Pipeline in - service x Vector phase 2 expansion x Bluestone lateral and gathering system in - service x Bluestone expansions x Appalachia Gathering System (AGS) and Stonewall Gas Gathering System acquisition x AGS expansions x NEXUS Pipeline x Birdsboro Pipeline x Millennium valley lateral and eastern system upgrade x Generation Pipeline acquisition x Blue Union acquisition x LEAP Pipeline in - service x Vector Bluewater Energy Center Pipeline Historical adjusted EBITDA 1 growth (millions) Asset growth timeline

Growth is supported by highly stable cash flows backed by long-term fee-based contracts

Underpinned by long-term, fee-based contracts with average life of approximately nine years

- ~90% of total contribution[1] is from MVCs / demand charges (take-or-pay) and currently flowing gas
- Significant credit provisions which are durable to change of control events
- Majority of producers flowing at or above MVC levels

Strong cash flow support

	Pipeline and Other	Gathering
% MVC / demand or flowing gas[2]	~90%	~90%
Contract credit provisions	✓	✓
Average contract tenor (years)	~9	~10

1. Reflects non-GAAP financial metric based on total 2020 contribution of company assets including proportionate interest in joint ventures
2. Flowing gas represents proved developed producing reserves (PDPs)

DT Midstream

13

2021 adjusted EBITDA and operating earnings guidance 1. Definition of adjusted EBITDA (non - GAAP) included in the appendix 2. Definition of operating earnings (non - GAAP) included in the appendix; EPS calculation based on average share count of 97 million shares outstanding 14 Positioned for continued success with strong growth outlook for 2021 • 2021 adjusted EBITDA and operating earnings biased to the upper end of the guidance ranges 2021 guidance 2020 original guidance $665 - $703 $710 - $750 + 7% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) 2020 original guidance 2021 guidance $296 - $312 $277 - $293 +7% $3.06 - $3.22 Operating EPS:

On track to achieve 2022 early outlook 1. Definition of adjusted EBITDA (non - GAAP) included in the appendix 2. Definition of operating earnings (non - GAAP) included in the appendix; EPS calculation based on average share count of 97 million shares outstanding 15 Continuing strong growth into 2022 • Currently executing on highly accretive growth investments • Growth across both segments • Strong growth offsetting first full - year of public company costs 2022 early outlook 2021 guidance $710 - $750 $755 - $795 5% - 7% Adjusted EBITDA 1 (millions) Operating Earnings 2 (millions) 2021 guidance $296 - $312 2022 early outlook $314 - $330 5% - 7% $3.25 - $3.41 Operating EPS:

Confidently executing on projects to deliver 2022 growth

	Platform	2022 growth drivers	2021 - 2022 incremental adjusted EBITDA[1] (millions)
Pipeline	LEAP Lateral	• Contracted step-up growth	~$20 - $25
	NEXUS Pipeline	• New long-term contracts • Higher rates	
	Vector Pipeline	• Bluewater Energy Center lateral in-service	
	W10 Storage	• New long-term contracts • Higher rates	
Gathering	Blue Union Gathering	• Completion of treating and gathering expansion projects for Indigo • New customer expansions[2]	~$20 - $25
	Appalachia Gathering	• Contracted expansions for growing production	
	Tioga Gathering	• Contracted expansions for growing production	

DT Midstream

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. New customers include Comstock Resources, Rockcliff Energy, Tellurian and Diversified Gas & Oil

16

Robust commercial activity year to date; executing on strategic priorities driving growth

Strategic priorities

- ✓ Customer diversification
- ✓ Extending contract tenor
- ✓ Improving contract rates

	Platform	Commercial Activity
Pipeline	NEXUS Pipeline	• Executed new long-term contracts with strong credit customers for a total of ~165 MMcf/d • Achieving improved rates • Two new market lateral connections
	Millennium Pipeline	• Executed contract renewals on ~300 MMcf/d of capacity
	W10 Storage	• Signed long-term contracts, three of which are with Midwest utilities • Renewal contracting at higher rates and longer tenor • FERC service conversion completed
Gathering	Blue Union Gathering	• Executed contracts with four new producers[1] • Incremental gathering buildout for Indigo
	Appalachia Gathering	• Executed 5-year contract extension with two shippers representing ~1/3 of system capacity (XTO, Pachira)
	Michigan Gathering	• Service conversion underpinned by 20-year contract with LDC

1. New customers include Comstock Resources, Rockcliff Energy, Tellurian and Diversified Gas & Oil

DT Midstream

17

Financial policy overview 18 1. Definition of adjusted EBITDA (non - GAAP) included in the appendix 2. Definition of operating earnings (non - GAAP) included in the appendix 3. Definition of distributable cash flow (non - GAAP) included in the appendix. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors Value creation optionality Growth Deleverage Dividend 5% - 7% growth • 2021 guidance to 2022 early outlook: 5% - 7% adjusted EBITDA 1 and operating earnings 2 growth 2x coverage ratio • Long - term dividend coverage ratio 3 floor • Initial dividend of $0.60/share • Dividend to grow commensurate with cash flow $1.2 - $1.7 billion • Growth investment range over the 5 - year plan driven by organic opportunities within existing platforms 4x leverage • Long - term debt / adjusted EBITDA ceiling • No significant maturities until 2028 Self - funded investment program Disciplined financial policy Industry leading growth

Financial strength is supported by strong balance sheet with no significant debt maturities for seven years 19 1. Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$930 million 2. Definition of adjusted EBITDA (non - GAAP) included in this appendix Maintaining flexible, well - capitalized balance sheet • No significant debt maturities for seven years from initial debt offering • No external financing expected over the 5 - year plan • $3.1 billion in long - term debt is in place – $1.0 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 • $750 million committed 5 - year revolver • Targeting a ceiling of ~4x debt / adjusted EBITDA 2 Capital instruments S&P Stable Moody’s Stable Fitch Stable Senior secured BBB - Baa2 BBB - Senior unsecured BB+ Ba2 BB+ ~ $1.0 $1.1 $1.0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt maturity profile 1 (billions) No significant maturities for 7 years Issuer ratings

Mature environmental, social and governance leadership

• Targeting net zero greenhouse gas emissions by 2050; among the first in the midstream sector to establish such a goal • Among the first U.S. companies to report methane intensity data as part of the Natural Gas Sustainability Initiative (NGSI) • Delivering clean and reliable energy to customers and their communities Environmental Leading the industry with a mature environmental, social and governance program 21 • Focusing on the safety, diversity, well - being and success of our employees • Serving our local communities through volunteering, foundation contributions and revitalizing neighborhoods; ~$1.5 million in charitable contributions in 2019 / 2020 • Achieved top decile performance in the National Safety Council Safety Barometer Survey since 2015 Social • Focusing on the oversight of environmental sustainability, social and governance practices • Strong C - Corp governance with separate Executive Chairman and CEO • Independent and diverse board • Incentive plans tied to safety and total shareholder return Governance

Mature environmental culture and industry leading aspirations

Goal of leading environmental stewardship in the industry

- Announced net zero emissions target by 2050; among first in sector to establish this goal
  - Targeting ~30% emissions reductions by 2030
- Net zero plan expects to use a combination of existing market-ready solutions along with future technologies under development

Commitment to sustainable operations

- Continuing to focus on processes to monitor air emissions, biodiversity and land use, habitat restoration, noise mitigation, spills and releases and waste and water management
- Existing portfolio comprised of modern-day assets, including electric compression
- NGSI pilot study participant to establish reporting standards for methane intensity
- Participant in the EPA Methane Challenge to reduce methane emissions
- Practicing waste reduction through Pollution Prevention Program
- Collaborating with Pennsylvania Environmental Council for clean-up events


Annual GHG emissions
(million metric tons / year)
~30%
Net zero
2030 unabated
2030 target
2050 target


Methane emissions intensity[1]
0.015
0.033
DTM
Peers

1. 2019 actual methane emission intensity percentage for gathering & compression. Peer data is the ONE Future industry average reported for 2019 for gathering & compression

DT Midstream 22

Focusing on the diversity, safety, well - being and success of our employees, customers and communities 23 Embodying a strong safety culture • Safety culture is built on empowerment, training, process safety, proactive risk mitigation and maintaining high safety standards • Consistent safety performance – no employee recordables 6 out of the last 8 years 1 • Achieving top decile performance in the National Safety Council Safety Barometer Survey since 2015 Serving our communities • Serving our local communities through volunteering, caring foundation contributions and revitalizing neighborhoods; $1.5 million in charitable contributions in 2019 / 2020 and over 1,200 volunteering hours Creating a diverse, equitable and inclusive workplace • Team is strengthened by individuals from many different backgrounds and experiences • Consistently high employee engagement feedback from the annual Gallup surveys • Creating an atmosphere where employees can thrive and make significant contributions Delivering reliable service to our customers • Recognized by industry peers as Northeast Midstream Company of the Year by the Oil and Gas Awards in 2019 • Compressor availability has been at top - decile levels of ~99% across our major operations 1. Includes 2021

Committed to ethical and transparent governance practices

Best-in-class governance practices

- Structured as C-Corp with separate CEO and Executive Chairman
- Incentive plans tied to safety and total shareholder return targets
- Board committee focused on ESG initiatives
- Broad range of experience and diversity, with each director having a reputation for integrity, honesty and adherence to high ethical standards
- Effective corporate controls where risks are anticipated, identified and mitigated
- Financial and operating data reporting in accordance with industry standards

Board diversity


5
2

~71%
independent


4
3

~43%
gender or ethnically diverse



Robert Skaggs, Jr.
Executive Chairman



David Slater
President and CEO



Wright Lassiter, III
Lead Independent Director



Elaine Pickle
Director



Peter Tumminello
Director



Dwayne Wilson
Director



Stephen Baker
Director

DT Midstream
24

Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership Clean assets, clean balance sheet, clean story 25

Appendix

Adjusted EBITDA and distributable cash flow (DCF) are non - GAAP measures 27 New slide Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non - routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non - routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense , depreciation and amortization, certain items we consider non - routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non - recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full - year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

Operating earnings is a non - GAAP measure 28 Use of Operating Earnings Information – Operating earnings exclude non - recurring items, certain mark - to - market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non - recurring items, certain mark - to - market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA 29 (millions) 2008 2020 Net income attributable to DT Midstream $ 38 $ 312 Plus: Interest expense 7 113 Plus: Income tax expense 24 116 Plus: Depreciation and amortization 5 152 Plus: EBTDA from equity method investees 1 31 154 Plus: Adjustments for non - routine items 2 - (16) Less: Interest income (1) (9) Less: Earnings from equity method investees (22) (108) Less: Depreciation and amortization attributable to noncontrolling interests - (4) Adjusted EBITDA $ 82 $ 710 1. Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: 2008 2020 Earnings from equity method investees $ 22 $ 108 Plus: Depreciation and amortization from equity method investees 9 46 EBTDA from equity method investees $ 31 $ 154 2. Adjusted EBITDA calculation excludes certain items we consider non - routine. In 2020, adjustments for non - routine items were comprised of: (i) $20 million of proceeds from a post - acquisition settlement ($15 million post - tax) and (ii) $4 million of spin related transaction costs ($3 million post - tax).